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                                                                 Exhibit 10.14.7

                  FIRST AMENDMENT TO LETTER OF CREDIT FACILITY
                  --------------------------------------------
                          AND REIMBURSEMENT AGREEMENT
                          ---------------------------


          THIS FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AND REIMBURSEMENT AGREEMENT, dated as of August 3, 1998 (this "Amendment"), by and among X.L. Insurance Company, Ltd., X.L. Europe Insurance, X.L. Global Reinsurance Company, Ltd. and Venton Underwriting Group Limited (the "Account Parties"), X.L. Insurance Company, Ltd. and X.L. Investments Ltd. (the "Guarantors"), Mellon Bank, N.A., as Issuing Bank and Agent (the "Agent") and the banks listed on the signature pages hereto (collectively, the "Banks").


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Account Parties, the Guarantors, the Banks, and the Agent are parties to a Letter of Credit Facility and Reimbursement Agreement, dated as of February 27, 1998, (the "Credit Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to make a letter of credit facility available to the Account Parties; and

          WHEREAS, the Account Parties have requested the Banks to make certain changes to the Credit Agreement; and

          WHEREAS, the Banks are willing to amend the Credit Agreement as set forth below; and

          WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.  The Credit Agreement is
                      ------------------------------
hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, between the definitions of the terms "1998 Merger" and "Nonextending Bank", respectively, appearing therein, the following definition:
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                    "1998 Reinsurance Merger Transaction" shall mean the
                  transfer, after or contemporaneously with consummation of the 1998 Merger, to Mid Ocean Limited by X.L. Insurance of all of the common stock of X. L. Reinsurance and the subsequent amalgamation of X.L. Reinsurance with Mid Ocean Reinsurance Company, Ltd., the resulting corporation of which amalgamation will be a Bermuda corporation which shall have assumed and shall be liable for all of the obligations of X.L. Reinsurance under the Loan Documents.

     (b) The definition of the term "1998 Merger" appearing in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                  "1998 Merger" shall mean consummation of the transactions provided for in the Agreement and Schemes of Arrangement among EXEL Limited, EXEL Merger Company, Ltd. and Mid Ocean Limited, as described in the Current Report on Form 8-K of EXEL Limited dated as of March 16, 1998, as modified by the amendment and restatement thereof dated April 28, 1998.

     (c) Section 1.01 of the Credit Agreement is hereby amended by adding thereto; immediately following the definition of the term "Valuation Date" appearing therein, the following definition:

                    "X.L. Reinsurance" and "X.L. Global" shall mean (i) until
                  consummation of the 1998 Reinsurance Merger Transactions, X.L. Global Reinsurance Company, Ltd., a corporation organized under the laws of Bermuda, and (ii) from and after consummation of the 1998 Reinsurance Merger Transaction, X.L. Mid Ocean Reinsurance Company, Ltd., a corporation organized under the laws of Bermuda and the resulting corporation of the amalgamation referred to in the definition of the term "1998 Reinsurance Merger Transaction" appearing in this Section.

     (d) The introductory phrase of Article VI of the Credit Agreement, appearing before Section 6.01, is hereby amended to read as follows:

                  Each Credit Party covenants to the Agent and to each Bank as follows (it being understood that nothing in Section 6.01, Section 6.02 or Section 6.04 hereof shall prohibit the

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                  consummation of the 1998 Reinsurance Merger Transaction):

          (e) Section 7.01(h) of the Credit Agreement is hereby amended to read as follows:

                    (h) X.L. Insurance shall cease to own, beneficially and of record, directly or indirectly, 100% of the outstanding shares of common stock of each other Credit Party (other than X.L. Reinsurance) or EXEL Limited shall cease to own, beneficially and of record, directly or indirectly all of the outstanding voting shares of common stock of X.L. Reinsurance, except for a nominal number of shares owned by nominee shareholders required by the Bermuda Companies Law.

          (f) Section 6.03 of the Credit Agreement is hereby amended by deleting the period at the end of paragraph (g) thereof and replacing it with "; or" and by adding after such paragraph (g) a new paragraph (h) to read as follows:

                    (h) Liens securing letter of credit reimbursement
                  obligations under the Security Agreement listed on Schedule 6.03(h) hereto (and extension, renewal and replacement Liens upon the same property or upon substitute property of approximately the same value, provided the total amount secured by each Lien constituting such extension, renewal or replacement Liens shall not exceed the maximum amount secured by the Liens theretofore existing).

          (g) Section 6.08(d) of the Credit Agreement is hereby amended by adding thereto, between the phrase "Schedule 6.08(d)" and the semicolon at the end thereof, the phrase "and Indebtedness described on Schedule 6.03(h) hereto".

          (h) The Credit Agreement is hereby amended by adding thereto a
Schedule 6.03(h) in the form attached to this Amendment as Schedule 6.03(h).

          SECTION 2.  EFFECT OF AMENDMENT.  The Credit Agreement, as amended by
                      -------------------
this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

          SECTION 3.  GOVERNING LAW.  This Amendment shall be deemed to be a
                      -------------
contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

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          SECTION 4.  COUNTERPARTS.  This Amendment may be executed in any
                      ------------
number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                           X.L. INSURANCE COMPANY, LTD.
                                               as an Account Party and as a
                                               Guarantor


                                           By:_______________________________
                                           Title:____________________________


                                           X.L. GLOBAL REINSURANCE COMPANY, LTD.
                                               as an Account Party

                                           By:_______________________________
                                           Title:____________________________


                                           X.L. EUROPE INSURANCE, as an
                                               Account Party

                                           By:_______________________________
                                           Title:____________________________


                                           VENTON UNDERWRITING GROUP LIMITED,
                                               as an Account Party


                                           By:_______________________________
                                           Title:____________________________


                                           X.L. INVESTMENTS LTD., as a
                                               Guarantor


                                           By:_______________________________
                                           Title:____________________________


                                           MELLON BANK, N.A., as a Bank,
                                               Issuing Bank and as Agent

                                           By:_______________________________
                                           Title:____________________________

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                                            BANK OF TOKYO - MITSUBISHI LTD.,
                                            as a Bank

                                            By:_______________________________
                                            Title:____________________________


                                            THE BANK OF NOVA SCOTIA,
                                                as a Bank


                                            By:_______________________________
                                            Title:____________________________


                                            THE CHASE MANHATTAN BANK,
                                                as a Bank


                                            By:_______________________________
                                            Title:____________________________


                                            THE BANK OF BERMUDA LIMITED,
                                                as a Bank


                                            By:_______________________________
                                            Title:____________________________


                                            ROYAL BANK OF CANADA,
                                                as a Bank


                                            By:_______________________________
                                            Title:____________________________


                                            BANQUE NATIONALE DE PARIS,
                                                as a Bank


                                            By:_______________________________
                                            Title:____________________________


                                            By:_______________________________
                                            Title:____________________________

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                                       CREDIT LYONNAIS NEW YORK BRANCH,
                                          as a Bank

                                       By:_______________________________
                                       Title:____________________________

                                       By:_______________________________
                                       Title:____________________________


                                       BANK OF AMERICA NT&SA,
                                          as a Bank


                                       By:_______________________________
                                       Title:____________________________


                                       BANK AUSTRIA AKTIENGESELLSCHAFT,
                                          as a Bank


                                       By:_______________________________
                                       Title:____________________________

                                       By:_______________________________
                                       Title:____________________________


                                       DEUTSCHE BANK AG, NEW YORK OR
                                          CAYMAN ISLANDS BRANCHES,
                                          as a Bank


                                       By:_______________________________
                                       Title:____________________________

                                       By:_______________________________
                                       Title:____________________________

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                         Schedule 6.03(h)

     From and after consummation of the 1998 Reinsurance Merger Transaction, the Lien referred to in Section 6.03(h) of the Agreement with reference to this
Schedule is a Lien on investment securities and similar property in favor of Citibank, N.A., as agent or as issuing bank, securing reimbursement obligations and related obligations with respect to letters of credit issued for the account of X. L. Reinsurance or its affiliates (or for the account of its predecessor, Mid Ocean Reinsurance Company, Ltd. or its affiliates) in an aggregate face amount not exceeding $325,000,000. The Indebtedness described in Section 6.08(d) of the Agreement with reference to this Schedule consists of the obligations referred to in the immediately preceding sentence.

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